Taxes on Income (Annual) (Detail) - Income tax benefits federal statutory rate	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Statutory federal income tax benefit rate	34.00%	34.00%
State income taxes, net of federal benefit	4.10%	3.80%
Federal tax credit refund	(4.00%)	(0.70%)
Foreign income taxed at different rates	0.30%	(1.50%)
Deferred tax asset valuation allowance	(31.60%)	(35.20%)
Other	(2.20%)	(0.10%)
Effective income tax rate	0.60%	0.30%